UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2009

ITEM 1.          REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / AUGUST 31, 2009

Western Asset Global Partners Income Fund Inc.

(GDF)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	7

Schedule of investments	8

Statement of assets and liabilities	27

Statement of operations	28

Statements of changes in net assets	29

Statement of cash flows	30

Financial highlights	31

Notes to financial statements	32

Report of independent registered public accounting firm	47

Additional information	48

Annual chief executive officer and chief financial officer certifications	54

Dividend reinvestment and cash purchase plan	55

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy remained weak during the twelve-month reporting period ended August 31, 2009, there were indications that the worst may be over. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. The economic contraction accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the news was relatively better during the second quarter, as GDP declined 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately 7.4 million jobs have been shed and we have experienced twenty consecutive months of job losses. In addition, the unemployment rate, reported as 9.7% in August 2009, reached its highest level since June 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable and sales of single-family homes increased for the fourth straight month in July 2009. In addition, while home prices have continued to fall, the pace of the decline has generally moderated. Other recent economic news also seemed to be “less negative” or, in some cases, actually positive. For example, job losses in August were 216,000, less than the 276,000 jobs shed the prior month and substantially lower than the monthly losses earlier in the year. Elsewhere, inflation remained low, manufacturing expanded in August for the first time in eighteen months and durable goods orders in July posted their largest increase in two years.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent

Western Asset Global Partners Income Fund Inc.	I

Letter from the chairman continued

in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its August 2009 meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•        Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•        Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•        Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended August 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. When the period began, two- and ten-year Treasury yields were 2.36% and 3.83%, respectively. While earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward

II	Western Asset Global Partners Income Fund Inc.

the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. When the first half of the reporting period ended on February 28, 2009, two- and ten-year Treasury yields were 1.00% and 3.02%, respectively. During the second half of the period, Treasury yields generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 0.97% and 3.40%, respectively. In a reversal from 2008, investor risk aversion faded as the twelve-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the twelve-month period ended August 31, 2009, the Barclays Capital U.S. Aggregate Indexiv returned 7.94%.

The high-yield bond market produced positive results for the twelve months ended August 31, 2009. After generating extremely poor results from September through November 2008, the asset class posted positive returns during eight of the last nine months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, over the twelve months ended August 31, 2009, the Citigroup High Yield Market Indexv returned 5.31%.

After falling sharply in September and October 2008, emerging market debt prices rallied sharply—posting positive returns during nine of the last ten months of the reporting period. This was triggered by firming and, in some cases, rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended August 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 5.37%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•   Fund prices and performance,

Western Asset Global Partners Income Fund Inc.	III

Letter from the chairman continued

•   Market insights and commentaries from our portfolio managers, and

•   A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 30, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

IV	Western Asset Global Partners Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation. Under normal market conditions, the Fund will invest at least 33% of its total assets in securities of issuers that are, or are incorporated in or generate the majority of their revenue in, emerging market countries and at least 33% of its total assets in high-yield U.S. corporate debt securities. The Fund is also able to invest up to 33% of its total assets in a broad range of other U.S. and non-U.S. fixed-income securities, both investment grade and high-yield securities, including, but not limited to, corporate bonds, loans, mortgage- and asset-backed securities, preferred stocks and sovereign debt, derivative instruments of the foregoing securities and dollar rolls.

The Fund’s investment process assimilates top-down macroeconomic views with bottom-up credit analysts’ fundamental and relative value views regarding industry and issuer opportunities. As a firm, Western Asset Management Company (“Western Asset”), the Fund’s subadviser, aims to add value by exploiting inefficiencies in the fixed-income markets. A fundamental approach is used to identify these inefficiencies. The Fund diversifies its holdings across a range of securities, industries and maturity dates in an attempt to minimize the risk of any individual holding. We use various tools, both external and proprietary, to help identify, measure and manage portfolio risk. In particular, we look for companies that we believe have the ability to weather adverse economic conditions while providing moderate to high returns to bondholders, companies that are repositioning in the marketplace and that we believe are temporarily undervalued, and companies that demonstrate an ability to improve their financial condition where that improvement and positive trajectory have not yet been fully appreciated by rating agencies and the market. Often times, this strategy will result in a higher concentration of lower-rated securities in the portfolio versus the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexi. However, no assurance can be given that markets will perform as we predict, and a risk of loss exists.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset Global Partners Income Fund Inc.	1

Fund overview continued

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the global fixed-income market experienced periods of heightened volatility. Changing perceptions regarding the economy, deflation, inflation and future central bank monetary policy caused bond prices to fluctuate.

As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets. Investor risk aversion intensified during the fourth quarter of 2008, given the severe disruptions in the global financial markets. At the epicenter of the turmoil was the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, driving their yields down to historically low levels. In contrast, riskier portions of the fixed-income market generally performed poorly, as spreads in many sectors widened to record high levels.

Overall, Treasury yields moved higher from January 2009 through the end of the fiscal year, especially on the long end of the yield curveii. This was due to less demand for these securities as risk aversion abated and, in terms of longer-term Treasuries, because of concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. A return to more normal market conditions, including improved liquidity and signs that the economy might be bottoming, caused a sharp rebound in the spread sectors (non-Treasuries). Following their poor performance in 2008, many of the spread sectors recouped a large portion of their earlier losses over the last eight months of the reporting period.

Looking at high-yield bonds and emerging market debt, investors largely shunned these securities following the demise of Lehman Brothers in September 2008. Expectations for high-yield defaults moved sharply higher and emerging market debt prices were weighed down by rapidly falling commodity prices. However, as investor risk aversion abated and global economic conditions started to improve, emerging market debt and high-yield prices staged an impressive rally beginning in November and December 2008, respectively.

Q. How did we respond to these changing market conditions?

A. The first three months of the fiscal year were extremely challenging, as we continued to see forced selling by overly leveraged investors, a lack of liquidity and heightened risk aversion. Collectively, this triggered extensive spread widening, in many cases to levels that appeared to be both excessive and unsustainable. Rather than follow the herd and aggressively upgrade

2	Western Asset Global Partners Income Fund Inc.

the credit quality of the portfolio at the trough of the credit cycle, we maintained our lower-quality bias, where we opportunistically saw the most value. For more than thirty years, we have continued to follow our research-driven, long-term value oriented approach and emphasized the selection of securities that we believed to be attractively priced. As a consequence of maintaining our disciplined approach to investing, we were able to capitalize on the sustained market rally that began in December 2008 and continued up through the end of August 2009.

As a consequence of changing market conditions over the course of the Fund’s fiscal year, we made several adjustments to the Fund’s portfolio. We increased our exposure to Russia through the purchase of select corporate and quasi-sovereign names. At the same time, we reduced our emerging market currency exposure given the extreme volatility seen in those markets and the relative attractiveness of investments in hard currency corporate, sovereign and quasi-sovereign securities. Within the high-yield market, we emphasized more defensive non-cyclical areas, such as Utilities, and avoided Consumer Cyclicals1.

In the second half of the reporting period, we used interest rate swaps to maintain exposure to the Brazilian interest rate market while making a concurrent reduction in our exposure to the Brazilian real. This strategy was a contributor to performance during the second half of the fiscal year. In the fourth quarter of 2008, we utilized currency forwards to obtain short-dated exposure to the Russian ruble versus the U.S. dollar and the euro. This resulted in a modest reduction in the Fund’s performance. The Fund also used credit default swaps to increase its exposure to investment grade and high-yield bonds. This strategy was an overall positive contributor to performance.

Performance review

For the twelve months ended August 31, 2009, Western Asset Global Partners Income Fund Inc. returned 2.22% based on its net asset value (“NAV”)iii and 15.51% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index and the EMBI Global, returned 7.00% and 5.37%, respectively, for the same period. The Lipper Global Income Closed-End Funds Category Averageiv returned 4.28% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

1    Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

Western Asset Global Partners Income Fund Inc.	3

Fund overview continued

During the twelve-month period, the Fund made distributions to shareholders totaling $1.14 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of August 31, 2009. Past performance is no guarantee of future results.

	PERFORMANCE SNAPSHOT as of August 31, 2009 (unaudited)

	PRICE PER SHARE	12-MONTH TOTAL RETURN*
	$10.06 (NAV)	2.22%
	$10.23 (Market Price)	15.51%

	All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. As discussed, the first three months of the fiscal year were extremely difficult and the Fund significantly lagged its benchmarks during that time. However, the same strategies that hurt performance during those three months were beneficial to the Fund’s performance as the reporting period progressed. This, in turn, helped the Fund recoup much of its earlier underperformance.

Our favoring of high-yield bonds was rewarded as their spreads significantly narrowed during the last nine months of the reporting period. In particular, our overweight positions versus the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index in the more defensive Wireless1 and Health Care sectors were beneficial, as were our underweights to the Information Technology and Media — Non-Cable sectors. In terms of individual securities, overweights to Intelsat, Ford Motor Credit Co., Sprint Capital Corp., Harrah’s and Bank of America Corp. were all positive contributors to performance.

Looking at the Fund’s exposure to emerging market debt, security selection was the primary contributor to performance. Examples of strong holdings included Thailand Telecommunication Services company True Move Co., Ltd., as it rallied almost 50% during the fiscal year. The Fund’s exposure to Russia was also beneficial to performance during the fiscal year. In particular among Russian issues, the Fund’s increased exposure to quasi-sovereign banks, domestic oil and gas names and the Steel2 sector all benefitted performance.

1    Wireless is included in the Telecommunication Services sector.

2    Steel is included in the Industrials sector.

4	Western Asset Global Partners Income Fund Inc.

Q. What were the leading detractors from performance?

A. Within high-yield, security selection was the most significant detractor from performance. In particular, the Fund’s overweight positions in Energy Future Holdings Corp., Chesapeake Energy Corp. and Edison Mission Energy meaningfully detracted from relative results. In terms of sector allocation, an overweight to the normally defensive Electric Utilities area was a detractor from performance. The Gaming1 sector, another area that is generally viewed as being defensive in nature, detracted given high levels of leverage in the space. Elsewhere, the Fund’s lower quality bias was, overall, a slight detractor from performance versus the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index.

In terms of the Fund’s emerging market exposure, overweights to Venezuela and Argentina were detractors from results, as they lagged the EMBI Global during the fiscal year. As with most of the global Financials sector, the banking system in Kazakhstan came under significant pressure over the course of the reporting period. While the sector was able to withstand the storm and prices recovered in the second half of the reporting period, the sector as a whole underperformed the EMBI Global for the reporting period. As such, the Fund’s exposure to Kazakhstan banking sector holdings such as ATF Capital BV, HSBK Europe BV and TuranAlem Finance BV also detracted from performance. These positions were all eliminated from the Fund’s portfolio at the end of June. Elsewhere, currency selection was a detractor from performance. In particular, the Fund’s positions in the Russian ruble and Brazilian real underperformed, although the underperformance in the Brazilian real was largely offset by the strong rally in the front end of the Brazilian treasury curve.

Looking for additional information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

1    Gaming is included in the Consumer Discretionary sector.

Western Asset Global Partners Income Fund Inc.	5

Fund overview continued

Thank you for your investment in Western Asset Global Partners Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

September 15, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of August 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of total investments) as of August 31, 2009 were: Sovereign Bonds (25.5%), Energy (14.0%), Consumer Discretionary (11.4%), Financials (11.0%) and Materials (9.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended August 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

6	Western Asset Global Partners Income Fund Inc.

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†      The bar graphs above represent the composition of the Fund’s investments as of August 31, 2009 and August 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	7

Schedule of investments

August 31, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 71.2%
CONSUMER DISCRETIONARY — 10.9%
	Auto Components — 0.3%
110,000	Affinia Group Inc., Senior Secured Notes, 10.750% due 8/15/16(a)	$114,125
485,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	409,825
	Visteon Corp., Senior Notes:
159,000	8.250% due 8/1/10(c)	10,335
577,000	12.250% due 12/31/16(a)(c)	41,833
	Total Auto Components	576,118
	Automobiles — 0.2%
	General Motors Corp.:
930,000	Notes, 7.200% due 1/15/11(c)	141,825
1,645,000	Senior Debentures, 8.375% due 7/15/33(c)	261,144
	Total Automobiles	402,969
	Diversified Consumer Services — 0.5%
875,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	919,844
130,000	Service Corp. International, Senior Notes, 7.500% due 4/1/27	110,500
	Total Diversified Consumer Services	1,030,344
	Hotels, Restaurants & Leisure — 3.7%
355,000	Ameristar Casinos Inc., Senior Notes, 9.250% due 6/1/14(a)	364,762
	Boyd Gaming Corp., Senior Subordinated Notes:
90,000	6.750% due 4/15/14	78,863
100,000	7.125% due 2/1/16	83,750
1,250,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	1,156,250
675,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	680,062
425,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	270,937
	El Pollo Loco Inc.:
755,000	Senior Notes, 11.750% due 11/15/13	649,300
185,000	Senior Secured Notes, 11.750% due 12/1/12(a)	194,250
180,000	Harrah’s Operating Co. Inc., Senior Notes, 10.750% due 2/1/16	117,450
660,000	Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(a)	674,850
440,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	314,600
885,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(c)(d)	393,825

See Notes to Financial Statements.

8	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 3.7% continued
	MGM MIRAGE Inc.:
20,000	Senior Notes, 8.500% due 9/15/10	$19,500
	Senior Secured Notes:
40,000	10.375% due 5/15/14(a)	42,300
95,000	11.125% due 11/15/17(a)	103,313
840,000	Senior Subordinated Notes, 8.375% due 2/1/11	716,100
55,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	38,225
120,000	Penn National Gaming Inc., Senior Subordinated Notes, 8.750% due 8/15/19(a)	119,700
440,000	Pinnacle Entertainment Inc., Senior Notes, 8.625% due 8/1/17(a)	435,600
695,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	496,925
	Snoqualmie Entertainment Authority, Senior Secured Notes:
290,000	4.680% due 2/1/14(a)(e)	143,550
10,000	9.125% due 2/1/15(a)	5,550
	Station Casinos Inc.:
	Senior Notes:
735,000	6.000% due 4/1/12(c)(d)	236,119
185,000	7.750% due 8/15/16(c)(d)	58,506
	Senior Subordinated Notes:
475,000	6.500% due 2/1/14(c)(d)	19,000
50,000	6.625% due 3/15/18(c)(d)	2,000
	Total Hotels, Restaurants & Leisure	7,415,287
	Household Durables — 0.6%
	American Greetings Corp., Senior Notes:
55,000	7.375% due 6/1/16	47,300
15,000	7.375% due 6/1/16	11,550
250,000	K Hovnanian Enterprises Inc., Senior Notes, 11.500% due 5/1/13	243,125
375,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	380,625
695,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	667,200
	Total Household Durables	1,349,800
	Leisure Equipment & Products — 0.1%
125,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(a)	130,000
	Media — 4.2%
	Affinion Group Inc.:
	Senior Notes:
370,000	10.125% due 10/15/13(a)	369,537
295,000	10.125% due 10/15/13	294,631

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	9

Schedule of investments continued

August 31, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Media — 4.2% continued
935,000	Senior Subordinated Notes, 11.500% due 10/15/15	$902,275
	CCH I LLC/CCH I Capital Corp.:
270,000	Senior Notes, 11.000% due 10/1/15(c)(d)	36,450
1,989,000	Senior Secured Notes, 11.000% due 10/1/15(c)(d)	288,405
38,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(d)	42,418
	Cengage Learning Acquisitions Inc.:
250,000	Senior Notes, 10.500% due 1/15/15(a)	228,750
450,000	Senior Subordinated Notes, 13.250% due 7/15/15(a)	382,500
130,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(c)(d)	1,300
160,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(c)(d)	1,000
1,010,000	Charter Communications Inc., Senior Secured Notes, 12.875% due 9/15/14(a)(d)	1,100,900
	CSC Holdings Inc., Senior Notes:
345,000	6.750% due 4/15/12	348,450
560,000	8.500% due 6/15/15(a)	568,400
	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
75,000	8.375% due 3/15/13	77,250
25,000	7.625% due 5/15/16	26,438
	DISH DBS Corp., Senior Notes:
280,000	6.625% due 10/1/14	266,700
45,000	7.750% due 5/31/15	44,325
825,000	7.875% due 9/1/19(a)	817,781
520,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(a)	535,600
440,000	Grupo Televisa SA, Senior Notes, 6.625% due 3/18/25	442,647
1,145,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(c)	93,031
150,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16(c)	9,563
400,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	331,000
320,000	Sun Media Corp., Senior Notes, 7.625% due 2/15/13	218,400
540,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(a)	569,700
180,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18(a)	182,925
	Virgin Media Finance PLC:
140,000	Senior Bonds, 9.500% due 8/15/16	144,550
150,000	Senior Notes, 9.125% due 8/15/16	152,625
	Total Media	8,477,551

See Notes to Financial Statements.

10	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Multiline Retail — 0.5%
50,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	$55,750
	Neiman Marcus Group Inc.:
1,193,127	Senior Notes, 9.000% due 10/15/15(b)	894,845
140,000	Senior Secured Notes, 7.125% due 6/1/28	107,100
	Total Multiline Retail	1,057,695
	Specialty Retail — 0.5%
540,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	284,850
120,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	124,350
40,000	Limited Brands Inc., Senior Notes, 8.500% due 6/15/19(a)	40,588
545,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	523,200
	Total Specialty Retail	972,988
	Textiles, Apparel & Luxury Goods — 0.3%
630,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	658,350
	TOTAL CONSUMER DISCRETIONARY	22,071,102
CONSUMER STAPLES — 0.9%
	Food Products — 0.3%
380,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	380,000
290,000	Smithfield Foods Inc., Senior Secured Notes, 10.000% due 7/15/14(a)	297,250
	Total Food Products	677,250
	Household Products — 0.3%
300,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	295,500
325,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	329,875
	Total Household Products	625,375
	Tobacco — 0.3%
	Alliance One International Inc., Senior Notes:
310,000	10.000% due 7/15/16(a)	307,675
180,000	10.000% due 7/15/16(a)	178,650
	Total Tobacco	486,325
	TOTAL CONSUMER STAPLES	1,788,950
ENERGY — 13.8%
	Energy Equipment & Services — 0.6%
380,000	Basic Energy Services Inc., Senior Secured Notes, 11.625% due 8/1/14(a)	389,500
355,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	306,187
425,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	386,750
70,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	81,443
	Total Energy Equipment & Services	1,163,880

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	11

Schedule of investments continued

August 31, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 13.2%
340,000	Arch Coal Inc., Senior Notes, 8.750% due 8/1/16(a)	$341,700
540,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	442,800
1,675,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,507,500
320,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	335,600
	Chesapeake Energy Corp., Senior Notes:
990,000	6.625% due 1/15/16	904,613
250,000	6.875% due 1/15/16	230,625
410,000	7.250% due 12/15/18	377,200
500,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.750% due 5/15/17	475,000
1,152,077	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 5.509% due 4/15/10 (a) (b) (e)	887,099
1,000,000	Ecopetrol SA, Notes, 7.625% due 7/23/19(a)	1,071,300
	El Paso Corp.:
860,000	Medium-Term Notes, 7.800% due 8/1/31	771,116
635,000	Notes, 7.875% due 6/15/12	653,831
90,000	Encore Acquisition Co., Senior Subordinated Notes, 9.500% due 5/1/16	91,350
	Enterprise Products Operating LLP:
350,000	Junior Subordinated Notes, 8.375% due 8/1/66(e)	304,003
260,000	Subordinated Notes, 7.034% due 1/15/68(e)	213,516
805,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	792,925
400,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	404,000
795,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	675,750
1,530,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	1,499,400
	Mariner Energy Inc., Senior Notes:
260,000	7.500% due 4/15/13	247,000
120,000	8.000% due 5/15/17	106,800
330,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	315,150
	OPTI Canada Inc., Senior Secured Notes:
375,000	7.875% due 12/15/14	241,875
205,000	8.250% due 12/15/14	134,275
140,000	Parallel Petroleum Corp., Senior Notes, 10.250% due 8/1/14	96,600
300,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	295,500
373,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	341,587
470,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	479,400
4,280,000	Petroleos Mexicanos, 8.000% due 5/3/19(a)	4,836,400
390,000	Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes, 9.750% due 8/14/19(a)	425,588
2,470,000	Petronas Capital Ltd., 5.250% due 8/12/19(a)	2,467,831

See Notes to Financial Statements.

12	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 13.2% continued
470,000	Petroplus Finance Ltd., Senior Notes, 6.750% due 5/1/14(a)	$430,050
325,000	Plains Exploration & Production Co., Senior Notes, 10.000% due 3/1/16	346,125
	Quicksilver Resources Inc., Senior Notes:
200,000	8.250% due 8/1/15	189,000
240,000	11.750% due 1/1/16	255,600
600,000	Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds, 5.500% due 9/30/14 (a)	623,878
	SandRidge Energy Inc., Senior Notes:
360,000	8.625% due 4/1/15(b)	340,200
790,000	8.000% due 6/1/18(a)	718,900
1,090,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(d)	70,850
110,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16	99,000
200,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	200,000
95,000	Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16	107,068
380,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	55,100
330,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	292,050
725,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	714,125
185,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	208,663
	Total Oil, Gas & Consumable Fuels	26,617,943
	TOTAL ENERGY	27,781,823
FINANCIALS — 10.2%
	Capital Markets — 0.0%
385,000	Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes, 5.250% due 2/6/12(c)	69,300
	Commercial Banks — 3.8%
300,000	BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes, 5.625% due 3/8/35	205,878
	ICICI Bank Ltd., Subordinated Bonds:
186,000	6.375% due 4/30/22(a)(e)	148,178
130,000	6.375% due 4/30/22(a)(e)	102,585
390,000	Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19(a)(e)(f)	461,928
	Royal Bank of Scotland Group PLC, Subordinated Notes:
205,000	5.000% due 11/12/13	185,580
90,000	5.050% due 1/8/15	79,852
	RSHB Capital, Loan Participation Notes:
1,920,000	Notes, 9.000% due 6/11/14(a)	2,049,408
	Secured Notes:
731,000	7.175% due 5/16/13(a)	732,827

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	13

Schedule of investments continued

August 31, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Commercial Banks — 3.8% continued
810,000	7.125% due 1/14/14(a)	$810,486
530,000	7.125% due 1/14/14(a)	532,650
100,000	Senior Notes, 6.299% due 5/15/17(a)	90,750
	Senior Secured Notes:
120,000	7.175% due 5/16/13(a)	120,696
1,686,000	6.299% due 5/15/17(a)	1,521,615
600,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(e)(f)	525,000
170,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(e)(f)	173,400
	Total Commercial Banks	7,740,833
	Consumer Finance — 3.1%
1,110,000	FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	1,198,800
	Ford Motor Credit Co.:
295,000	Notes, 7.000% due 10/1/13	263,295
	Senior Notes:
402,000	5.879% due 6/15/11(e)	370,342
240,000	9.875% due 8/10/11	237,563
2,680,000	12.000% due 5/15/15	2,792,882
325,000	Ford Motor Credit Co., LLC, Senior Notes, 7.500% due 8/1/12	299,325
	GMAC LLC:
1,409,000	Senior Notes, 8.000% due 11/1/31(a)	1,102,542
43,000	Subordinated Notes, 8.000% due 12/31/18(a)	31,713
	Total Consumer Finance	6,296,462
	Diversified Financial Services — 2.2%
310,000	Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities, 10.250% due 8/15/39	315,956
630,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	513,450
	CIT Group Inc., Senior Notes:
140,000	4.125% due 11/3/09	91,616
480,000	0.759% due 3/12/10(e)	300,600
260,000	Galaxy Entertainment Finance Co., Ltd., Senior Notes, 6.218% due 12/15/10(a)(e)	253,500
50,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(e)(f)	47,795
	Leucadia National Corp., Senior Notes:
380,000	8.125% due 9/15/15	374,300
140,000	7.125% due 3/15/17	129,150
	TNK-BP Finance SA, Senior Notes:
560,000	7.500% due 7/18/16(a)	529,200
100,000	7.500% due 7/18/16(a)	95,500

See Notes to Financial Statements.

14	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Financial Services — 2.2% continued
1,160,000	7.875% due 3/13/18(a)	$1,096,200
610,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 10.998% due 10/1/15	616,100
	Total Diversified Financial Services	4,363,367
	Insurance — 0.6%
	American International Group Inc.:
315,000	Junior Subordinated Notes, 8.175% due 5/15/58(e)	150,413
	Medium-Term Senior Notes:
455,000	5.450% due 5/18/17	305,130
170,000	5.850% due 1/16/18	113,449
525,000	Senior Notes, 8.250% due 8/15/18	421,062
250,000	MetLife Capital Trust IV, Junior Subordinated Notes, 7.875% due 12/15/37(a)	223,750
	Total Insurance	1,213,804
	Real Estate Investment Trusts (REITs) — 0.1%
120,000	Host Hotels & Resorts, LP, Senior Notes, 6.375% due 3/15/15	113,100
120,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	111,900
	Total Real Estate Investment Trusts (REITs)	225,000
	Real Estate Management & Development — 0.4%
174,200	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.715% due 6/30/15(a)(d)(g)	65,325
20,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	12,650
	Realogy Corp.:
590,000	Senior Notes, 10.500% due 4/15/14	354,000
640,000	Senior Subordinated Notes, 12.375% due 4/15/15	262,400
55,379	Senior Toggle Notes, 11.000% due 4/15/14(b)	27,690
	Total Real Estate Management & Development	722,065
	TOTAL FINANCIALS	20,630,831
HEALTH CARE — 4.6%
	Health Care Equipment & Supplies — 0.4%
	Biomet Inc., Senior Notes:
605,000	Toggle 10.375% due 10/15/17(b)	633,737
85,000	11.625% due 10/15/17	90,313
	Total Health Care Equipment & Supplies	724,050
	Health Care Providers & Services — 4.2%
310,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	312,713
980,000	CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	666,400

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	15

Schedule of investments continued

August 31, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Health Care Providers & Services — 4.2% continued
	DaVita Inc.:
310,000	Senior Notes, 6.625% due 3/15/13	$302,250
455,000	Senior Subordinated Notes, 7.250% due 3/15/15	441,350
	HCA Inc.:
400,000	Debentures, 7.500% due 12/15/23	315,740
4,000	Senior Notes, 6.250% due 2/15/13	3,730
	Senior Secured Notes:
230,000	9.250% due 11/15/16	233,450
1,375,000	9.625% due 11/15/16(b)	1,392,187
420,000	7.875% due 2/15/20(a)	410,550
975,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	957,937
	Tenet Healthcare Corp.:
	Senior Notes:
159,000	7.375% due 2/1/13	147,075
412,000	9.000% due 5/1/15(a)	424,360
822,000	10.000% due 5/1/18(a)	889,815
11,000	Senior Secured Notes, 8.875% due 7/1/19(a)	11,330
	Universal Hospital Services Inc., Senior Secured Notes:
130,000	4.635% due 6/1/15(e)	105,950
635,000	8.500% due 6/1/15(b)	615,950
962,000	US Oncology Holdings Inc., Senior Notes, 7.654% due 3/15/12(b)(e)	822,510
445,000	US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17(a)	465,025
	Total Health Care Providers & Services	8,518,322
	Pharmaceuticals — 0.0%
1,515,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(d)	7,575
	TOTAL HEALTH CARE	9,249,947
INDUSTRIALS — 6.4%
	Aerospace & Defense — 0.6%
1,321,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	759,575
400,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	379,000
	Total Aerospace & Defense	1,138,575
	Airlines — 0.9%
	Continental Airlines Inc., Pass-Through Certificates:
143,137	8.312% due 4/2/11	118,803
230,000	7.339% due 4/19/14	177,100
1,520,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	1,071,600

See Notes to Financial Statements.

16	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Airlines — 0.9% continued
	Delta Air Lines Inc., Pass-Through Certificates:
310,000	7.711% due 9/18/11	$272,800
294,455	8.954% due 8/10/14	216,425
	Total Airlines	1,856,728
	Building Products — 0.9%
	Associated Materials Inc.:
1,420,000	Senior Discount Notes, 11.250% due 3/1/14	773,900
170,000	Senior Subordinated Notes, 9.750% due 4/15/12	153,000
578,000	GTL Trade Finance Inc., Senior Notes, 7.250% due 10/20/17(a)	623,084
250,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13(d)	233,750
1,020,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 24.194% due 3/1/14(d)	51,000
60,000	USG Corp., Senior Notes, 9.750% due 8/1/14(a)	61,950
	Total Building Products	1,896,684
	Commercial Services & Supplies — 1.1%
	Altegrity Inc., Senior Subordinated Notes:
60,000	10.500% due 11/1/15(a)	49,950
750,000	11.750% due 5/1/16(a)	575,625
584,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	594,950
	RSC Equipment Rental Inc.:
780,000	Senior Notes, 9.500% due 12/1/14	702,000
240,000	Senior Secured Notes, 10.000% due 7/15/17(a)	252,000
	Total Commercial Services & Supplies	2,174,525
	Construction & Engineering — 0.2%
470,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	473,525
	Machinery — 0.1%
170,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	158,525
90,000	Terex Corp., Senior Notes, 10.875% due 6/1/16	94,725
	Total Machinery	253,250
	Road & Rail — 1.7%
	Kansas City Southern de Mexico, Senior Notes:
1,095,000	9.375% due 5/1/12	1,084,050
160,000	7.625% due 12/1/13	145,600
25,000	7.375% due 6/1/14	22,250
1,200,000	12.500% due 4/1/16(a)	1,272,000
75,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	84,938
850,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17(a)	882,937
	Total Road & Rail	3,491,775

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	17

Schedule of investments continued

August 31, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Trading Companies & Distributors — 0.7%
390,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	$344,175
175,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	154,437
430,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	371,950
1,160,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(d)	469,800
	Total Trading Companies & Distributors	1,340,362
	Transportation Infrastructure — 0.2%
	Swift Transportation Co., Senior Secured Notes:
190,000	8.190% due 5/15/15(a)(e)	97,850
375,000	12.500% due 5/15/17(a)	208,125
	Total Transportation Infrastructure	305,975
	TOTAL INDUSTRIALS	12,931,399
INFORMATION TECHNOLOGY — 1.3%
	Communications Equipment — 0.3%
880,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	602,800
	IT Services — 0.8%
	Ceridian Corp., Senior Notes:
60,000	11.250% due 11/15/15	51,300
445,000	12.250% due 11/15/15(b)	353,775
1,500,000	First Data Corp., 5.625% due 11/1/11	1,207,500
	Total IT Services	1,612,575
	Semiconductors & Semiconductor Equipment — 0.2%
	Freescale Semiconductor Inc.:
	Senior Notes:
320,000	8.875% due 12/15/14	217,600
83,950	9.125% due 12/15/14(b)	49,111
280,000	Senior Subordinated Notes, 10.125% due 12/15/16	156,800
120,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	103,200
	Total Semiconductors & Semiconductor Equipment	526,711
	TOTAL INFORMATION TECHNOLOGY	2,742,086
MATERIALS — 8.7%
	Chemicals — 0.5%
345,000	Ashland Inc., Senior Notes, 9.125% due 6/1/17(a)	363,113
750,000	FMC Finance III SA, Senior Notes, 6.875% due 7/15/17	712,500
30,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	29,700
	Total Chemicals	1,105,313
	Containers & Packaging — 0.6%
200,000	BWAY Corp., Senior Subordinated Notes, 10.000% due 4/15/14(a)	208,500

See Notes to Financial Statements.

18	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Containers & Packaging — 0.6% continued
	Graham Packaging Co. L.P.:
125,000	Senior Notes, 8.500% due 10/15/12	$125,625
220,000	Senior Subordinated Notes, 9.875% due 10/15/14	220,000
325,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(d)(g)	0
200,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16	211,500
410,000	Solo Cup Co., Senior Secured Notes, 10.500% due 11/1/13(a)	432,550
	Total Containers & Packaging	1,198,175
	Metals & Mining — 5.3%
	Evraz Group SA, Notes:
940,000	8.875% due 4/24/13(a)	863,625
220,000	8.875% due 4/24/13(a)	202,950
470,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	432,400
1,445,313	Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15(b)(e)	888,868
	Novelis Inc., Senior Notes:
815,000	7.250% due 2/15/15	664,225
170,000	11.500% due 2/15/15(a)	165,325
260,000	Rio Tinto Finance USA Ltd., Senior Notes, 9.000% due 5/1/19	311,948
835,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	772,375
	Teck Resources Ltd., Senior Secured Notes:
180,000	9.750% due 5/15/14	195,300
150,000	10.250% due 5/15/16	166,500
120,000	10.750% due 5/15/19	137,250
4,280,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36(h)	4,306,557
1,530,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	1,503,225
	Total Metals & Mining	10,610,548
	Paper & Forest Products — 2.3%
1,490,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)(c)	1,422,950
1,620,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14(d)	739,125
180,000	Celulosa Arauco y Constitucion SA, Senior Notes, 7.250% due 7/29/19(a)	194,359
590,000	Georgia-Pacific LLC, Senior Notes, 8.250% due 5/1/16(a)	598,850
	NewPage Corp., Senior Secured Notes:
1,075,000	6.733% due 5/1/12(e)	464,937
25,000	10.000% due 5/1/12	13,688
658,129	Newpage Holding Corp., Senior Notes, 8.579% due 11/1/13(b)(e)	154,660
150,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.000% due 8/1/14(a)	154,032
600,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	469,500

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	19

Schedule of investments continued

August 31, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Paper & Forest Products — 2.3% continued
385,000	Verso Paper Holdings LLC, Senior Secured Notes, 11.500% due 7/1/14(a)	$379,225
	Total Paper & Forest Products	4,591,326
	TOTAL MATERIALS	17,505,362
TELECOMMUNICATION SERVICES — 8.8%
	Diversified Telecommunication Services — 4.8%
	Axtel SAB de CV, Senior Notes:
70,000	11.000% due 12/15/13	72,450
1,793,000	7.625% due 2/1/17(a)	1,622,665
100,000	7.625% due 2/1/17(a)	90,750
250,000	CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17(a)	253,750
110,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	79,750
405,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(d)	506
340,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	356,150
690,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14	703,800
685,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 10.415% due 2/1/15	671,300
730,000	Intelsat Jackson Holdings Ltd., Senior Notes, 11.500% due 6/15/16	746,425
	Level 3 Financing Inc., Senior Notes:
430,000	12.250% due 3/15/13	421,400
705,000	9.250% due 11/1/14	585,150
675,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	688,500
615,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	596,550
480,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	462,000
520,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	520,624
248,000	VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes, 8.375% due 4/30/13(a)	249,618
	Wind Acquisition Finance SA:
455,000	Senior Bonds, 10.750% due 12/1/15(a)	491,400
360,000	Senior Notes, 11.750% due 7/15/17(a)	392,400
580,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	585,075
	Total Diversified Telecommunication Services	9,590,263
	Wireless Telecommunication Services — 4.0%
420,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)	511,059

See Notes to Financial Statements.

20	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Wireless Telecommunication Services — 4.0% continued
700,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17(h)	$705,440
1,000,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16(a)	975,000
190,000	iPCS Inc., Senior Secured Notes, 2.608% due 5/1/13(e)	156,750
30,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	29,587
	Sprint Capital Corp., Senior Notes:
590,000	7.625% due 1/30/11	593,687
720,000	8.375% due 3/15/12	724,500
190,000	6.875% due 11/15/28	139,175
1,335,000	8.750% due 3/15/32	1,114,725
	True Move Co., Ltd.:
950,000	10.375% due 8/1/14(a)	869,250
2,430,000	Notes, 10.750% due 12/16/13(a)	2,290,275
	Total Wireless Telecommunication Services	8,109,448
	TOTAL TELECOMMUNICATION SERVICES	17,699,711
UTILITIES — 5.6%
	Electric Utilities — 2.2%
400,000	Centrais Eletricas Brasileiras SA, Senior Notes, 6.875% due 7/30/19(a)	424,000
560,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	599,200
	Texas Competitive Electric Holdings Co. LLC, Senior Notes:
4,795,000	10.250% due 11/1/15	3,200,662
464,750	10.500% due 11/1/16(b)	274,203
	Total Electric Utilities	4,498,065
	Gas Utilities — 0.1%
270,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	263,250
	Independent Power Producers & Energy Traders — 3.1%
	AES Corp., Senior Notes:
500,000	9.375% due 9/15/10	517,500
500,000	9.750% due 4/15/16(a)	522,500
520,000	8.000% due 6/1/20	488,800
	Dynegy Holdings Inc.:
480,000	Senior Debentures, 7.625% due 10/15/26	300,000
	Senior Notes:
345,000	7.500% due 6/1/15	281,175
520,000	7.750% due 6/1/19	371,800
280,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	250,600
	Edison Mission Energy, Senior Notes:
610,000	7.750% due 6/15/16	500,200

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	21

Schedule of investments continued

August 31, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 3.1% continued
350,000	7.200% due 5/15/19	$255,500
440,000	7.625% due 5/15/27	297,000
710,200	Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(b)	436,773
237,050	Mirant Mid Atlantic LLC, Pass-Through Certificates, 9.125% due 6/30/17	238,235
565,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	545,225
	NRG Energy Inc., Senior Notes:
875,000	7.250% due 2/1/14	853,125
85,000	7.375% due 1/15/17	81,175
235,000	RRI Energy Inc., Senior Notes, 7.875% due 6/15/17	209,738
	Total Independent Power Producers & Energy Traders	6,149,346
	Multi-Utilities — 0.2%
360,000	Empresas Publicas de Medellin ESP, Senior Notes, 7.625% due 7/29/19(a)	383,400
	TOTAL UTILITIES	11,294,061
	TOTAL CORPORATE BONDS & NOTES (Cost — $154,117,873)	143,695,272
ASSET-BACKED SECURITY — 0.0%
FINANCIAL — 0.0%
	Diversified Financial Services — 0.0%
987,700	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19(c)(d)(g) (Cost — $987,700)	0
COLLATERALIZED SENIOR LOANS — 1.0%
CONSUMER DISCRETIONARY — 0.3%
	Auto Components — 0.3%
717,712	Allison Transmission Inc., Term Loan B, 3.059% due 8/7/14(e)	616,784
ENERGY — 0.3%
	Energy Equipment & Services — 0.3%
801,476	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(d)(e)	581,070
FINANCIALS — 0.3%
	Diversified Financial Services — 0.3%
500,000	CIT Group Inc., Term Loan, 10.276% due 1/18/12	523,375
INDUSTRIALS — 0.1%
	Airlines — 0.1%
496,440	United Airlines Inc., Term Loan B, 2.313% due 1/12/14(e)	318,466
MATERIALS — 0.0%
	Paper & Forest Products — 0.0%
4,499	Verso Paper Holdings LLC, Term Loan, 6.733% due 2/1/13(e)	1,237
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,285,953)	2,040,932

See Notes to Financial Statements.

22	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
CONVERTIBLE BONDS & NOTES — 0.4%
CONSUMER DISCRETIONARY — 0.2%
		Media — 0.2%
360,000		Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	$ 328,050
INDUSTRIALS — 0.2%
		Marine — 0.2%
570,000		Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	417,525
		TOTAL CONVERTIBLE BONDS & NOTES (Cost — $651,096)	745,575
SOVEREIGN BONDS — 25.5%
		Argentina — 1.9%
		Republic of Argentina:
4,199,000		Bonds, 7.000% due 9/12/13	2,841,673
1,315,833		Discount Notes, 8.280% due 12/31/33(h)	771,408
5,670,000		GDP Linked Securities, 1.330% due 12/15/35(e)	298,242
		Total Argentina	3,911,323
		Brazil — 6.4%
7,845,000	BRL	Brazil Nota do Tesouro Nacional, 10.000% due 1/1/12	4,084,369
		Federative Republic of Brazil, Collective Action Securities:
685,000		8.750% due 2/4/25	862,415
6,892,555		Notes, 8.000% due 1/15/18(h)	7,874,744
		Total Brazil	12,821,528
		Colombia — 1.2%
		Republic of Colombia:
100,000		7.375% due 1/27/17	110,400
2,190,000		7.375% due 9/18/37(h)	2,299,500
		Total Colombia	2,409,900
		Gabon — 0.2%
512,000		Gabonese Republic, 8.200% due 12/12/17(a)	503,680
		Indonesia — 1.1%
		Republic of Indonesia:
7,931,000,000	IDR	10.250% due 7/15/22	760,842
4,954,000,000	IDR	11.000% due 9/15/25	485,791
5,058,000,000	IDR	10.250% due 7/15/27	460,342
5,998,000,000	IDR	Bonds, 9.750% due 5/15/37	501,577
		Total Indonesia	2,208,552
		Mexico — 0.1%
160,000		United Mexican States, Medium-Term Notes, 5.625% due 1/15/17	162,800
		Panama — 1.6%
		Republic of Panama:
1,807,000		7.250% due 3/15/15	2,012,998

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	23

Schedule of investments continued

August 31, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Panama — 1.6% continued
1,139,000	6.700% due 1/26/36(h)	$ 1,164,628
	Total Panama	3,177,626
	Peru — 0.9%
	Republic of Peru:
381,000	Bonds, 6.550% due 3/14/37	381,000
1,200,000	Global Senior Bonds, 7.350% due 7/21/25(h)	1,314,000
140,000	Global Senior Bonds, 8.375% due 5/3/16	164,500
	Total Peru	1,859,500
	Russia — 3.2%
	Russian Federation:
42,000	12.750% due 6/24/28(a)	63,676
6,235,200	7.500% due 3/31/30(a)	6,453,432
	Total Russia	6,517,108
	Turkey — 4.8%
	Republic of Turkey:
575,000	11.875% due 1/15/30(h)	899,875
1,870,000	Collective Action Securities, Notes, 7.375% due 2/5/25	1,979,863
7,026,000	Notes, 6.875% due 3/17/36(h)	6,771,307
	Total Turkey	9,651,045
	United Arab Emirates — 0.2%
320,000	MDC-GMTN B.V., Senior Notes, 5.750% due 5/6/14(a)	334,261
	Venezuela — 3.9%
	Bolivarian Republic of Venezuela:
3,733,000	8.500% due 10/8/14	3,154,385
4,267,000	5.750% due 2/26/16(a)	2,944,230
233,000	7.650% due 4/21/25	139,217
	Collective Action Securities:
1,982,000	9.375% due 1/13/34	1,357,670
391,000	Notes, 10.750% due 9/19/13	375,360
	Total Venezuela	7,970,862
	TOTAL SOVEREIGN BONDS (Cost — $55,071,558)	51,528,185

SHARES
COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Household Durables — 0.0%
5,389	Mattress Holding Corp.(d)(g)*	0
INDUSTRIALS — 0.0%
	Machinery — 0.0%
5	Glasstech Inc.(d)(g)*	0

See Notes to Financial Statements.

24	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SHARES	SECURITY	VALUE
INFORMATION TECHNOLOGY — 0.0%
	Computers & Peripherals — 0.0%
12,166	Axiohm Transaction Solutions Inc.(d)(g)*	$ 0
MATERIALS — 0.0%
	Chemicals — 0.0%
906	Georgia Gulf Corp.*(a)	27,192
	TOTAL COMMON STOCKS (Cost — $32,311)	27,192
CONVERTIBLE PREFERRED STOCKS — 0.7%
FINANCIALS — 0.4%
	Diversified Financial Services — 0.4%
940	Bank of America Corp.	811,220
MATERIALS — 0.3%
	Chemicals — 0.3%
20,288	Georgia Gulf Corp., 0.000%(a)	562,987
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,669,645)	1,374,207
ESCROWED SHARES — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Textiles, Apparel & Luxury Goods — 0.0%
625,000	Pillowtex Corp., 9.000% due 12/15/49(d)(g)* (Cost — $0)	0
PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
	Media — 0.0%
1	ION Media Networks Inc., Series B, 12.000%(d)(g)*	0
FINANCIALS — 0.1%
	Consumer Finance — 0.1%
399	Preferred Blocker Inc., 7.000%(a)	185,647
	Diversified Financial Services — 0.0%
6,800	Preferred Plus, Trust, Series FRD-1, 7.400%	98,668
300	Saturns, Series F 2003-5, 8.125%	4,788
	Total Diversified Financial Services	103,456
	Thrifts & Mortgage Finance — 0.0%
11,600	Federal National Mortgage Association (FNMA), 8.250%(i)*	23,200
	TOTAL FINANCIALS	312,303
INDUSTRIALS — 0.0%
	Machinery — 0.0%
5	Glasstech Inc., 0.000%(d)(g)*	0
	TOTAL PREFERRED STOCKS (Cost — $531,515)	312,303

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	25

Schedule of investments continued

August 31, 2009

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

WARRANTS	SECURITY	VALUE
WARRANTS — 0.1%
9,125	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20*	$ 232,688
498	Buffets Restaurant Holdings, Expires 4/28/14(d)(g)*	0
1	Turbo Cayman Ltd., Expires 11/1/14(g)*	0
	TOTAL WARRANTS (Cost — $0)	232,688
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $215,347,651)	199,956,354

FACE AMOUNT†
SHORT-TERM INVESTMENT — 1.0%
	Repurchase Agreement — 1.0%
$1,928,000	Morgan Stanley tri-party repurchase agreement dated 8/31/09, 0.170% due 9/1/09; Proceeds at maturity — $1,928,009; (Fully collateralized by U.S. government agency obligations, 3.875% to 5.250% due 9/13/10 to 10/7/13; Market value — $2,002,772) (Cost — $1,928,000)	1,928,000
	TOTAL INVESTMENTS — 100.0% (Cost — $217,275,651#)	$201,884,354

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	The coupon payment on these securities is currently in default as of August 31, 2009.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2009.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(i)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
#	Aggregate cost for federal income tax purposes is $217,938,106.

Abbreviations used in this schedule:
BRL	–	Brazilian Real
GDP	–	Gross Domestic Product
GMAC	–	General Motors Acceptance Corp.
IDR	–	Indonesian Rupiah
OJSC	–	Open Joint Stock Company

See Notes to Financial Statements.

26	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

Statement of assets and liabilities

August 31, 2009

ASSETS:
Investments, at value (Cost — $217,275,651)	$201,884,354
Foreign currency, at value (Cost — $106,416)	111,497
Cash	999
Dividends and interest receivable	4,794,644
Receivable for securities sold	1,602,069
Receivable for open swap contracts	494
Prepaid expenses	15,579
Total Assets	208,409,636
LIABILITIES:
Loan payable (Note 5)	33,000,000
Payable for open reverse repurchase agreements	20,018,181
Payable for securities purchased	914,404
Investment management fee payable	135,941
Interest payable	103,452
Unrealized depreciation on swaps	3,846
Directors’ fees payable	1,136
Accrued expenses	175,993
Total Liabilities	54,352,953
TOTAL NET ASSETS	$154,056,683
NET ASSETS:
Par value ($0.001 par value; 15,315,102 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,315
Paid-in capital in excess of par value	206,174,810
Undistributed net investment income	1,709,507
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(38,452,774)
Net unrealized depreciation on investments, swap contracts and foreign currencies	(15,390,175)
TOTAL NET ASSETS	$154,056,683
Shares Outstanding	15,315,102
Net Asset Value	$10.06

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	27

Statement of operations

For the Year Ended August 31, 2009

INVESTMENT INCOME:
Interest	$ 21,487,863
Dividends	172,712
Less: Foreign taxes withheld	(21,203)
Total Investment Income	21,639,372
EXPENSES:
Interest expense (Notes 3 and 5)	1,514,010
Investment management fee (Note 2)	1,329,160
Commitment fees	571,635
Legal fees	81,693
Shareholder reports	79,756
Audit and tax	78,750
Directors’ fees	39,022
Custody fees	30,172
Transfer agent fees	29,794
Stock exchange listing fees	21,881
Insurance	4,689
Miscellaneous expenses	10,028
Total Expenses	3,790,590
Less: Fees paid indirectly (Note 1)	(105)
Net Expenses	3,790,485
NET INVESTMENT INCOME	17,848,887
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(31,491,017)
Written options	18,900
Swap contracts	(293,887)
Foreign currency transactions	(228,288)
Net Realized Loss	(31,994,292)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	10,864,278
Swap contracts	854,114
Foreign currencies	(18,721)
Change in Net Unrealized Appreciation/Depreciation	11,699,671
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	(20,294,621)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (2,445,734)

See Notes to Financial Statements.

28	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED AUGUST 31,	2009	2008
OPERATIONS:
Net investment income	$ 17,848,887	$ 17,500,935
Net realized loss	(31,994,292)	(4,341,620)
Change in net unrealized appreciation/depreciation	11,699,671	(16,939,697)
Decrease in Net Assets From Operations	(2,445,734)	(3,780,382)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(17,434,874)	(14,999,215)
Decrease in Net Assets From Distributions to Shareholders	(17,434,874)	(14,999,215)
FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestments of distributions (25,382 and 0 shares issued, respectively)	237,330	—
Increase in Net Assets From Fund Share Transactions	237,330	—
DECREASE IN NET ASSETS	(19,643,278)	(18,779,597)
NET ASSETS:
Beginning of year	173,699,961	192,479,558
End of year*	$154,056,683	$173,699,961
* Includes undistributed net investment income of:	$1,709,507	$1,893,118

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	29

Statement of cash flows

For the year ended August 31, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$ 19,100,134
Operating expenses paid	(2,294,570)
Interest paid	(1,638,807)
Net sales and maturities of short-term investments	8,600,025
Realized gain on options	18,900
Realized loss on swap contracts	(293,887)
Realized loss on foreign currency transactions	(228,288)
Net change in unrealized depreciation on foreign currencies	(18,721)
Purchases of long-term investments	(102,086,400)
Proceeds from disposition of long-term investments	112,377,116
Cash deposits with broker for swap contracts	1,100,000
Change in payable for open forward currency contracts	(14,622)
Change in payable on swap contracts	(2,839)
Net Cash Provided By Operating Activities	34,618,041
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(17,197,544)
Cash paid on loan	(2,000,000)
Cash paid on reverse repurchase agreements	(15,689,065)
Net Cash Used By Financing Activities	(34,886,609)
NET DECREASE IN CASH	(268,568)
Cash, Beginning of year	381,064
Cash, End of year	$ 112,496
RECONCILIATION OF DECREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Decrease in Net Assets From Operations	$ (2,445,734)
Accretion of discount on investments	(3,035,188)
Amortization of premium on investments	241,675
Decrease in investments, at value	39,613,099
Increase in payable for securities purchased	66,417
Decrease in interest and dividends receivable	254,275
Decrease in premium for written swaps	(321,262)
Decrease in swap contracts payable	(2,839)
Increase in receivable for securities sold	(694,888)
Decrease in payable for open forward currency contracts	(14,622)
Decrease in prepaid expenses	544
Decrease in interest payable	(124,797)
Decrease in accrued expenses	(18,639)
Total Adjustments	35,963,775
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$ 33,518,041
NON-CASH FINANCING ACTIVITIES:
Proceeds from reinvestment of dividends	$ 237,330

See Notes to Financial Statements.

30	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:

	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$11.36	$12.59	$12.93	$13.06	$12.17
INCOME (LOSS) FROM OPERATIONS:
Net investment income	1.17	1.14	0.93	0.97	1.07
Net realized and unrealized gain (loss)	(1.33)	(1.39)	(0.32)[1]	(0.14)	1.01
Total income (loss) from operations	(0.16)	(0.25)	0.61	0.83	2.08
LESS DISTRIBUTIONS FROM:
Net investment income	(1.14)	(0.98)	(0.95)	(0.96)	(1.19)
Total distributions	(1.14)	(0.98)	(0.95)	(0.96)	(1.19)
NET ASSET VALUE, END OF YEAR	$10.06	$11.36	$12.59	$12.93	$13.06
MARKET PRICE, END OF YEAR	$10.23	$10.30	$11.27	$11.77	$12.78
Total return, based on NAV [2,3]	2.22%	(2.16)%	4.59% [4]	6.70%	17.88%
Total return, based on Market Price Per Share[3]	15.51%	0.11%	3.36%	0.08%	(0.39)%
NET ASSETS, END OF YEAR (000s)	$154,057	$173,700	$192,480	$197,724	$199,698
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.99%	2.77%	2.96%	3.27%	2.68%
Gross expenses, excluding interest expense	1.80	1.31	1.31	1.23	1.26
Net expenses	2.99 [5]	2.77	2.96 [6]	3.27 [6]	2.68
Net expenses, excluding interest expense	1.80 [5]	1.31	1.31 [6]	1.23 [6]	1.26
Net investment income	14.10	9.38	7.03	7.25	8.43
PORTFOLIO TURNOVER RATE	58%	46%	75%	71%	49%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	$33,000	$35,000	$35,000	$47,124	$59,124
Weighted Average Loan (000s)	$33,499	$35,000	$37,657	$56,461	$59,124
Weighted Average Interest Rate on Loans	2.96%	4.32%	5.63%	5.90%	3.79%

1   The investment manager reimbursed the Fund for losses incurred resulting from an investment transaction error. The impact of this reimbursement to net realized and unrealized gain was less than $0.01 per share.

2   Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3   The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

4   The impact of the reimbursement of the Fund for the losses incurred, resulting from an investment transaction error, to Fund’s total return was less than 0.01%.

5   The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

6   Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through October 26, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments:
Corporate bonds & notes	—	$143,629,947	$65,325	$143,695,272
Asset-backed securities	—	—	0	0
Collateralized senior loans	—	2,040,932	—	2,040,932
Convertible bonds & notes	—	745,575	—	745,575
Sovereign bonds	—	51,528,185	—	51,528,185
Common stocks	$ 27,192	—	—	27,192
Convertible preferred stocks	811,220	562,987	—	1,374,207
Escrowed shares	—	—	0	0
Preferred stocks	126,656	185,647	0	312,303
Warrants	—	232,688	—	232,688
Total long-term investments	$965,068	$198,925,961	$65,325	$199,956,354
Short-term investments†	—	1,928,000	—	1,928,000
Total investments	$965,068	$200,853,961	$65,325	$201,884,354
Other financial instruments:
Interest rate swaps	—	(3,846)	—	(3,846)
Total	$965,068	$200,850,115	$65,325	$201,880,508

†  See Schedule of Investments for additional detailed categorization.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	33

Notes to financial statements continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			COMMON
INVESTMENTS	CORPORATE	ASSET-	STOCKS	PREFERRED STOCKS
IN	BONDS &	BACKED	CONSUMER	CONSUMER
SECURITIES	NOTES	SECURITIES	DISCRETIONARY	DISCRETIONARY	FINANCIALS	WARRANTS	TOTAL
Balance as of August 31, 2008	$ 414,411	—	$ 1	—	—	—	$ 414,412
Accrued premiums/ discounts	8,039	—	—	—	—	—	8,039
Realized gain/ (loss)[1]	(3,436,621)	—	(1,121,578)	—	$(1,459)	$(3,107)	(4,562,765)
Change in unrealized appreciation (depreciation)[2]	3,437,715	—	1,121,523	—	1,459	3,107	4,563,804
Net purchases (sales)	(22,991)	—	54	—	—	—	(22,937)
Net transfers in and/or out of Level 3	(335,228)	—	—	—	—	—	(335,228)
Balance as of August 31, 2009	$ 65,325	—	—	—	—	—	$ 65,325
Net unrealized appreciation (depreciation) for investments in securities still held at August 31, 2009[2]	$ (332,234)	$(987,700)	$ (54)	$(11,500)	—	—	$(1,331,488)

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same

34	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	35

Notes to financial statements continued

obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the

36	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	37

Notes to financial statements continued

currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers.

38	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	39

Notes to financial statements continued

information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

40	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(597,624)	$597,624

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes, and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Effective February 3, 2009, Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, effective February 3, 2009, Western Asset pays Western Singapore, Western Japan and Western Limited a subadvisory fee of 0.30% on assets managed by each subadvisor.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	41

Notes to financial statements continued

3. Investments

During the year ended August 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

INVESTMENTS
Purchases	$102,152,817
Sales	113,421,607

At August 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 10,695,809
Gross unrealized depreciation	(26,749,561)
Net unrealized depreciation	$(16,053,752)

At August 31, 2009, the Fund has an unfunded commitment on a Term Loan in the amount of $523,375.

Transactions in reverse repurchase agreements for the Fund during the year ended August 31, 2009 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING*
$25,058,658	2.27%	$35,707,246

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.50% to 7.00% during the year ended August 31, 2009. Interest expense incurred on reverse repurchase agreements totaled $507,676.

At August 31, 2009, the Fund had the following open reverse repurchase agreements:

FACE AMOUNT	SECURITY	VALUE
$ 472,990

Reverse Repurchase Agreement with Credit Suisse, dated 8/18/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $700,000 America Movil SAB de C.V., 5.625% due 11/15/17; Market value (including accrued interest) $717,102

		$ 472,990
1,051,680	Reverse Repurchase Agreement with Credit Suisse, dated 8/18/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $1,200,000 Republic of Peru, 7.350% due 7/21/25; Market value (including accrued interest) $1,324,066	1,051,680
1,849,674	Reverse Repurchase Agreement with Credit Suisse, dated 8/18/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $2,190,000 Republic of Colombia, 7.375% due 9/18/37; Market value (including accrued interest) $2,372,795	1,849,674

42	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

FACE AMOUNT	SECURITY	VALUE
$ 866,323

Reverse Repurchase Agreement with Credit Suisse, dated 8/18/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $1,139,000 Republic of Panama, 6.700% due 1/26/36; Market value (including accrued interest) $1,172,300

		$ 866,323
718,002	Reverse Repurchase Agreement with Credit Suisse, dated 8/18/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $908,781	718,002
5,466,931	Reverse Repurchase Agreement with Credit Suisse, dated 8/18/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $7,026,000 Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $6,991,825	5,466,931
3,041,368	Reverse Repurchase Agreement with Credit Suisse, dated 8/18/09 bearing 1.500% to be repurchased at an amount and date to be determined, collateralized by: $4,280,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $4,388,915	3,041,368
6,285,038	Reverse Repurchase Agreement with Credit Suisse, dated 8/18/09 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $6,892,555 Federative Republic of Brazil, 8.000% due 1/15/18; Market value (including accrued interest) $7,946,667	6,285,038
266,175	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 10/27/08 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,050,000 Republic of Argentina, 8.280% due 12/31/33; Market value (including accrued interest) $630,528	266,175
	Total reverse repurchase agreements (Cost — $20,018,181)	$20,018,181

During the year ended August 31, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Written options, outstanding August 31, 2008	—	—
Options written	2,800,000	$ 61,250
Options exercised	(2,100,000)	(53,200)
Options expired	(700,000)	(8,050)
Written options, outstanding August 31, 2009	—	—

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	43

Notes to financial statements continued

At August 31, 2009, the Fund had the following open swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED DEPRECIATION
Interest Rate Swaps:
Credit Suisse First Boston Inc.	$912,398	1/2/12	BRL-CDI	10.510%	—	$(3,846)

†  Notional amount denominated in U.S. dollars, unless otherwise noted.

‡  Percentage shown is an annual percentage rate.

As of August 31, 2009, the Brazil CETIP Interbank Deposit (CDI) rate was 8.62%.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities’ at August 31, 2009.

LIABILITY DERIVATIVES[1]

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$3,846	—	$3,846

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended August 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

44	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$474	$(430,950)	—	$(430,476)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$(3,846)	$1,369,526	—	$1,365,680

The Fund had average notional balances on credit default swap contracts (to sell protection) of $10,751,600, credit default swap contracts (to buy protection) of $312,001 and open interest rate swap contracts of $182,480, average market value of $(6,925) on written options, during the year ended August 31, 2009.

The Fund had average market values of $366,169 and $102,396 in forward foreign currency contracts (to buy) and forward foreign currency contracts (to sell), respectively, during the year ended August 31, 2009.

5. Loan

At August 31, 2009, the Fund had a $55,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated November 20, 2006, among the Fund, Panterra Funding LLC (the “Lender”) and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total credit line available, whether used or unused. For the year ended August 31, 2009, the Fund incurred a commitment fee in the amount of $571,635. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended August 31, 2009, the Fund incurred interest expense on this loan in the amount of $1,006,334. At August 31, 2009, the Fund had $33,000,000 of borrowings outstanding under this credit agreement.

6. Distributions subsequent to August 31, 2009

On August 13, 2009, the Fund’s Board declared three dividends, each in the amount of $0.095 per share, payable on September 25, 2009, October 30 , 2009 and November 27, 2009 to shareholders of record on September 18, 2009, October 23, 2009 and November 20, 2009, respectively.

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	45

Notes to financial statements continued

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended August 31, were as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$17,434,874	$14,999,215

As of August 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 2,378,813
Capital loss carryforward*	(10,899,300)
Other book/tax temporary differences(a)	(27,560,325)
Unrealized appreciation/(depreciation)(b)	(16,052,630)
Total accumulated earnings / (losses) — net	$(52,133,442)

* As of August 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
8/31/2010	$ (2,016,166)
8/31/2016	(111,092)
8/31/2017	(8,772,042)
$(10,899,300)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

46	Western Asset Global Partners Income Fund Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Global Partners Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global Partners Income Fund Inc., as of August 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Partners Income Fund Inc. as of August 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 26, 2009

Western Asset Global Partners Income Fund Inc. 2009 Annual Report	47

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Partners Income Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Co.
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	None
DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	None

48	Western Asset Global Partners Income Fund Inc.

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of Italian and French languages, Drew University (since 1984); formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2009)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	None
LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1994
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations (prior to 2003); formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Asia Advisors”): India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

Western Asset Global Partners Income Fund Inc.	49

Additional information (unaudited) continued

Information about Directors and Officers

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	Director of Associated Banc-Corp. (banking) (since 1994)
RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	None

50	Western Asset Global Partners Income Fund Inc.

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 1992
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	20
Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)
INTERESTED DIRECTOR

R. JAY GERKEN, CFA[2]
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC (“Legg Mason”); Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (prior to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	135
Other board member ships held by Director	Former Trustee, Consulting Group Capital Markets Funds (from 2002-2006)

Western Asset Global Partners Income Fund Inc.	51

Additional information (unaudited) continued

Information about Directors and Officers

OFFICERS

KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

52	Western Asset Global Partners Income Fund Inc.

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Secretary of LMPFA (since 2006); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)
STEVEN FRANK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2011 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Global Partners Income Fund Inc.	53

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

54	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange (“NYSE”) trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to

Western Asset Global Partners Income Fund Inc.	55

Dividend reinvestment and cash purchase plan (unaudited) continued

a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases

56	Western Asset Global Partners Income Fund Inc.

shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent,

Western Asset Global Partners Income Fund Inc.	57

Dividend reinvestment and cash purchase plan (unaudited) continued

with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

58	Western Asset Global Partners Income Fund Inc.

Western Asset Global Partners Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadviser
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Western Asset Management Company Ltd
Jeswald W. Salacuse
Western Asset Management Company Pte. Ltd.
Officers
R. Jay Gerken, CFA	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
1 Lincoln Street
Kaprel Ozsolak	Boston, Massachusetts 02111
Chief Financial Officer and Treasurer
Transfer agent
Ted P. Becker	American Stock Transfer & Trust Company
Chief Compliance Officer	59 Maiden Lane
New York, New York 10038
Robert I. Frenkel
Secretary and Chief Legal Officer	Independent registered public accounting firm
KPMG LLP
Thomas Mandia	345 Park Avenue
Assistant Secretary	New York, New York 10154

Steven Frank	Legal counsel
Controller	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Albert Laskaj	New York, New York 10017
Controller
New York Stock Exchange Symbol
Western Asset Global Partners Income Fund Inc.	GDF
55 Water Street
New York, New York 10041

Western Asset Global Partners Income Fund Inc.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010340 10/09 SR09-932

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL AND ACCOUNTING FEES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2008 and August 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,500 in 2008 and $75,200 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $13,500 in 2008 and $0 in 2009. These services consisted of procedures performed in connection with the agreed upon procedures performed in connection with the fund’s Revolving Credit and Security Agreement for the Western Asset Global Partners Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global Partners Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in 2008 and $3,100 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global Partners Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Global Partners Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 0% for 2008 and 2009; and Other Fees were 100% and 0% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global Partners Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Global Partners Income Fund Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset Global Partners Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Global Partners Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.  Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.  Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.  Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.  Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.  Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.  Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.  Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003.

Jeffrey Van Schaick Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of August 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts
S. Kenneth Leech‡	112 registered investment companies with $187.2 billion in total assets under management	225 Other pooled investment vehicles with $109.3 billion in assets under management*	874 Other accounts with $207.4 on in total assets under management**

Stephen A. Walsh‡	112 registered investment companies with $187.2 billion in total assets under management	225 Other pooled investment vehicles with $109.3 billion in assets under management*	874 Other accounts with $207.4 billion in total assets under management**

Keith J. Gardner‡	6 registered investment companies with $1.2 billion in total assets under management	7 Other pooled investment vehicles with $0.6 billion in assets under management***	0 Other accounts with $0 billion in total assets under management

Jeffrey D. Van Schaick ‡	4 registered investment Companies with $1.1 billion in total assets Under management	4 Other pooled investment vehicles with $0.4 billion in assets under management****	17 Other accounts with $5.8 billion in total assets under management*****

Michael C. Buchanan‡	16 registered investment Companies with $9.0 billion in total assets Under management	8 Other pooled investment vehicles with $3.9 billion in assets under management	15 Other accounts with $2.1 billion in total assets under management

*	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 98 accounts managed, totaling $25.4 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $less than $1 million, for which advisory fee is performance based.
****	Includes 1 account managed, totaling $0.2 billion, for which advisory fee is performance based.

*****	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of August 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Jeffrey D. Van Schaick	A
Keith J. Gardner	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000

F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	November 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	November 4, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global Partners Income Fund Inc.

Date:	November 4, 2009